SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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STRATEGIC ADVISERS® SHORT DURATION FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Short Duration Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, T. Rowe Price Associates, Inc. (T. Rowe Price), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 22, 2013 to shareholders of record as of December 31, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed T. Rowe Price as an additional sub-adviser to the Fund and approved the Agreement with T. Rowe Price on December 6, 2012. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of T. Rowe Price under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated December 1, 2011, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Strategic Advisers hereunder, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.25% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 0.55% of the Fund's average daily net assets. Strategic Advisers has also contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2014. The addition of T. Rowe Price as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to T. Rowe Price, Pyramis Global Advisors, LLC (Pyramis) serves as a sub-adviser to the Fund. Pyramis is an affiliate of Strategic Advisers.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the fiscal year ended May 31, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA,B	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundC
$ 338,351	0.0420%
Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the FundC
$ 340,168	0.0422%

A Fund commenced operations on December 20, 2011.

B After waiver reducing management fees of $2,019,721.

C Annualized.

SUMMARY OF AGREEMENT WITH T. ROWE PRICE

On December 6, 2012, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with T. Rowe Price on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with T. Rowe Price dated December 6, 2012. Pursuant to the Agreement, T. Rowe Price has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, T. Rowe Price provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. T. Rowe Price will vote the Fund's proxies in accordance with T. Rowe Price's proxy voting policies as approved by the Board. Strategic Advisers has granted T. Rowe Price authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays T. Rowe Price a monthly asset-based fee out of its Management Fee.

The Agreement with T. Rowe Price may be terminated on sixty days' written notice to T. Rowe Price: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with T. Rowe Price is terminable, without penalty, by T. Rowe Price upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with T. Rowe Price will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of T. Rowe Price's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT T. ROWE PRICE

Investment Process

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2012, the Firm managed approximately $574 billion for more than 11 million individual and institutional investor accounts.

Portfolio Manager

Edward A. Wiese, Portfolio Manager

Edward (Ted) Wiese, CFA is a vice president of T. Rowe Price and a portfolio manager in the Fixed Income Division. Ted has served as the portfolio manager for T. Rowe Price portion of the fund's assets since December 2012. He is head of the stable value/cash management team and a member of the T. Rowe Price Fixed Income Steering Committee. Since joining T. Rowe Price in 1984, Ted's responsibilities have included managing multi-currency portfolios in London, managing the firm's taxable money market funds, and overseeing the development and management of synthetic investment contracts.

Directors and Executive Officers

The following are directors and/or executive officers of T. Rowe Price. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Edward C. Bernard	Director
James A.C. Kennedy	President and Director
John R. Gilner	Chief Compliance Officer
Brian C. Rogers	Chief Investment Officer and Director
Kenneth V. Moreland	Chief Financial Officer
David Ostreicher	Chief Legal Officer and Corporate Secretary
William J. Stromberg	Director
CONTROL PERSONS
Name	Relationship
T. Rowe Price Group, Inc.	Owns 100% of T. Rowe Price Associates, Inc.

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of T. Rowe Price.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH T. ROWE PRICE

On December 6, 2012, the Board, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve the Agreement with T. Rowe Price for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within T. Rowe Price, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of T. Rowe Price's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of T. Rowe Price's investment staff, its use of technology, and T. Rowe Price's approach to recruiting, managing and compensating investment personnel. The Board noted that T. Rowe Price's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered T. Rowe Price's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by T. Rowe Price under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of T. Rowe Price and the portfolio manager in managing accounts under a similar investment mandate and T. Rowe Price's investment performance on behalf of other funds overseen by the Board.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to T. Rowe Price and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Fund's management fee through September 30, 2015. The Board also noted that the Fund's maximum aggregate annual management fee rate may not exceed 0.55% and that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the Fund's advisory agreement with Strategic Advisers. With respect to T. Rowe Price, the Board considered management's representation that it does not anticipate that the hiring of T. Rowe Price will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the Fund during its annual renewal of the Fund's advisory agreement with Strategic Advisers. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The Fund paid no commissions to any broker or dealer affiliated with the Fund through the fiscal year ended May 31, 2012.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 490,282,062 shares of the Fund issued and outstanding as of November 30, 2012.

As of November 30, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.953494.100 ASD-PIS-0113

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® SMALL-MID CAP FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Small-Mid Cap Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Kennedy Capital Management, Inc. (Kennedy Capital), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 22, 2013 to shareholders of record as of December 31, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed Kennedy Capital as an additional sub-adviser to the Fund and approved the Agreement with Kennedy Capital on December 6, 2012. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Kennedy Capital under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract that was initially approved by the Board, including a majority of the Independent Trustees, and the Fund's sole initial shareholder on March 5, 2010, and was most recently renewed by the Board on September 6, 2012.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by Strategic Advisers persuant to the management contract, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.25% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 1.10% of the Fund's average daily net assets. Strategic Advisers has also contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2015.The addition of Kennedy Capital as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to Kennedy Capital, Advisory Research, Inc., Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC, Pyramis Global Advisors, LLC, and Systematic Financial Management, L.P. (Systematic) serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the fiscal year ended February 29, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
$ 5,008,887	0.19%	$ 4,675,314	0.18%
Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the Fund
$ 332,659	0.01%

A After waivers reducing management fees of $6,593,761.

SUMMARY OF AGREEMENT WITH KENNEDY CAPITAL

On December 6, 2012, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Kennedy Capital on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Kennedy Capital dated December 6, 2012. Pursuant to the Agreement, Kennedy Capital has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Kennedy Capital provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. Kennedy Capital will vote the Fund's proxies in accordance with Kennedy Capital's proxy voting policies as approved by the Board. Strategic Advisers has granted Kennedy Capital authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Kennedy Capital a monthly asset-based fee out of its Management Fee.

The Agreement with Kennedy Capital. may be terminated on sixty days' written notice to Kennedy Capital: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Kennedy Capital is terminable, without penalty, by Kennedy Capital upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Kennedy Capital will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Kennedy Capital's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT KENNEDY CAPITAL

Kennedy Capital Management, Inc. (Kennedy Capital) is an employee and director owned S corporation founded in 1980 by Gerald Kennedy and Richard Sinise and has been continuously registered with the Securities and Exchange Commission pursuant to Section 203 of the Investment Advisers Act of 1940, as amended. All investment operations and personnel are located at 10829 Olive Boulevard in St. Louis, MO. During its first decade, the firm primarily managed accounts for high-net-worth individuals, but laid the foundation of its process and focus on small cap stocks. In the 1990s, Kennedy Capital began to market its investment philosophy to institutional clients, broadened its investment strategy offerings, and expanded its assets under management specializing in small to midcap equities.

Investment Process

Kennedy Capital uses a disciplined decision-making process, which is driven by fundamental bottom-up research, to evaluate the intrinsic value of stocks in their proprietary database and produce all portfolios. As a result, Kennedy Capital's investment process is essentially supported by a large analyst team that is aligned with specific sectors. Each analyst focuses on becoming an expert in their industries under coverage, across market capitalizations and investment styles. Regular interaction with company management, suppliers, customers, competitors and other industry experts is a core element of Kennedy Capital's research process. Focusing on cash flow return on invested capital as its preferred measure of corporate performance, Kennedy Capital's goal is to invest in companies with strong management teams that have the potential to generate superior returns on invested capital which can be reinvested in the growth of the business.

Portfolio Managers

Donald Cobin, CFA, a Vice President and Director, is the Portfolio Manager for the Small Cap Core and SMID Cap Core portfolios. Don began his investment career in 1993 and served as Director of Research at Delaware Investments and prior to that as an investment analyst at Conseco and WR Huff. From 2002 until 2007, Don was one of five senior investment professionals at Matador Capital Management, a value-focused hedge fund with long/short equities and limited distressed debt investments. Don joined Kennedy Capital in February 2007 as an analyst and later became Portfolio Manager in November 2007. Mr. Cobin earned a BA from Emory University and his MBA from the Wharton School of the University of Pennsylvania.

Christian McDonald, CFA, is the Assistant Portfolio Manager for the Small Cap Core and SMID Cap Core portfolios and also serves as a Research Analyst at Kennedy Capital, primarily responsible for selecting and monitoring securities within the industrials (including aerospace, defense, and machinery) sector of Kennedy Capital's universe. He joined Kennedy Capital in November 2005. Formerly, Chris has over six years of experience in various finance functions at The Boeing Company. He graduated summa cum laude with a BS in Finance and Operations Management from Washington University in St. Louis and an MBA from the UCLA Anderson School of Business.

Directors and Executive Officers

The following are directors and/or executive officers of Kennedy Capital. The address of each is 10829 Olive Boulevard, Suite 100, St. Louis, MO 63141.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Randall L. Kirkland	President, Chief Executive Officer, Chairman of the Board
Frank A. Latuda, Jr.	Vice President, Chief Investment Officer, Director
Richard H. Sinise	Executive Vice President, Chief Portfolio Manager
Donald M. Cobin	Vice President, Portfolio Manager, Director
Stephen A. Mace	Vice President, Chief Operating Officer
Richard E. Oliver	Vice President, Chief Financial Officer
Marilyn K. Lammert	Vice President, Chief Compliance Officer
Robert B. Karn III	Director
John M. Hillhouse	Director
Samuel T. DeKinder	Director
CONTROL PERSONS
Name	Relationship
Richard Henry Sinise	Owns 19.7% of Kennedy Capital
Francis Andrew Latuda, Jr.	Owns 17.5% of Kennedy Capital
Timothy Paul Hasara	Owns 11.4% of Kennedy Capital
Richard Lee Todaro	Owns 7.6% of Kennedy Capital
Richard Ernest Oliver	Owns 7.6% of Kennedy Capital
Donald M. Cobin	Owns 5.2% of Kennedy Capital
Randall Lee Kirkland	Owns 3.5% of Kennedy Capital
Stephen Alan Mace	Owns 2.1% of Kennedy Capital
Marilyn Kay Lammert	Owns 0.1% of Kennedy Capital

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Kennedy Capital.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH KENNEDY CAPITAL

On December 6, 2012, the Board, including the Independent Trustees, voted at an in-person meeting to approve the Agreement with Kennedy Capital for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Kennedy Capital, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of Kennedy Capital's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Kennedy Capital's investment staff, its use of technology, and Kennedy Capital's approach to recruiting, managing and compensating investment personnel. The Board noted that Kennedy Capital's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Kennedy Capital's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Kennedy Capital under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Kennedy Capital and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Kennedy Capital and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Fund's management fee through September 30, 2015. The Board also noted that the Fund's maximum aggregate annual management fee rate may not exceed 1.10% and that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the Fund's advisory agreement with Strategic Advisers. With respect to Kennedy Capital, the Board considered management's representation that it does not anticipate that the hiring of Kennedy Capital will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the Fund during its annual renewal of the Fund's advisory agreement with Strategic Advisers. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Fund through the fiscal year ended February 29, 2012.

Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions
NFS	FMR LLC/Strategic Advisers	$ 481	0.02%
Fred Alger & Co., Inc.	Alger Management	$ 107,318	4.24%
Citigroup Global Markets	Invesco	$ 13	0.00%
Buckingham Research Group Inc.	Systematic	$ 303	0.01%
Suntrust Capital Markets Inc.	Systematic	$ 2,852	0.11%

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 230,647,274 shares of the Fund issued and outstanding as of November 30, 2012.

As of November 30, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.953490.100 SMID-PIS-0113

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® SMALL-MID CAP MULTI-MANAGER FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-835-5095

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Small-Mid Cap Multi-Manger Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Kennedy Capital Management, Inc. (Kennedy Capital), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 22, 2013 to shareholders of record as of December 31, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed Kennedy Capital as an additional sub-adviser to the Fund and approved the Agreement with Kennedy Capital on December 6, 2012. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Kennedy Capital under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated December 1, 2011, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by Strategic Advisers pursuant to the management contract, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.30% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 1.15% of the Fund's average daily net assets. Strategic Advisers has also contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of its average daily net assets through April 30, 2013. The addition of Kennedy Capital as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to Kennedy Capital, Advisory Research, Inc., Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc., Neuberger Berman Management LLC, Pyramis Global Advisors, LLC, and Systematic Financial Management, L.P. (Systematic) serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the fiscal year February 29, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the FundB
$ 53,678	0.75%	$ 28,586	0.40%
Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the FundB
$ 2,652	0.04%

A Fund commenced operations on December 20, 2011.

B Annualized.

SUMMARY OF AGREEMENT WITH KENNEDY CAPITAL

On December 6, 2012, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Kennedy Capital on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Kennedy Capital dated December 6, 2012. Pursuant to the Agreement, Kennedy Capital has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Kennedy Capital provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. Kennedy Capital will vote the Fund's proxies in accordance with Kennedy Capital's proxy voting policies as approved by the Board. Strategic Advisers has granted Kennedy Capital authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Kennedy Capital a monthly asset-based fee out of its Management Fee.

The Agreement with Kennedy Capital. may be terminated on sixty days' written notice to Kennedy Capital: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Kennedy Capital is terminable, without penalty, by Kennedy Capital upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Kennedy Capital will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Kennedy Capital's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT KENNEDY CAPITAL

Kennedy Capital Management, Inc. (Kennedy Capital) is an employee and director owned S corporation founded in 1980 by Gerald Kennedy and Richard Sinise and has been continuously registered with the Securities and Exchange Commission pursuant to Section 203 of the Investment Advisers Act of 1940, as amended. All investment operations and personnel are located at 10829 Olive Boulevard in St. Louis, MO. During its first decade, the firm primarily managed accounts for high-net-worth individuals, but laid the foundation of its process and focus on small cap stocks. In the 1990s, Kennedy Capital began to market its investment philosophy to institutional clients, broadened its investment strategy offerings, and expanded its assets under management specializing in small to midcap equities.

Investment Process

Kennedy Capital uses a disciplined decision-making process, which is driven by fundamental bottom-up research, to evaluate the intrinsic value of stocks in their proprietary database and produce all portfolios. As a result, Kennedy Capital's investment process is essentially supported by a large analyst team that is aligned with specific sectors. Each analyst focuses on becoming an expert in their industries under coverage, across market capitalizations and investment styles. Regular interaction with company management, suppliers, customers, competitors and other industry experts is a core element of Kennedy Capital's research process. Focusing on cash flow return on invested capital as its preferred measure of corporate performance, Kennedy Capital's goal is to invest in companies with strong management teams that have the potential to generate superior returns on invested capital which can be reinvested in the growth of the business.

Portfolio Managers

Donald Cobin, CFA, a Vice President and Director, is the Portfolio Manager for the Small Cap Core and SMID Cap Core portfolios. Don began his investment career in 1993 and served as Director of Research at Delaware Investments and prior to that as an investment analyst at Conseco and WR Huff. From 2002 until 2007, Don was one of five senior investment professionals at Matador Capital Management, a value-focused hedge fund with long/short equities and limited distressed debt investments. Don joined Kennedy Capital in February 2007 as an analyst and later became Portfolio Manager in November 2007. Mr. Cobin earned a BA from Emory University and his MBA from the Wharton School of the University of Pennsylvania.

Christian McDonald, CFA, is the Assistant Portfolio Manager for the Small Cap Core and SMID Cap Core portfolios and also serves as a Research Analyst at Kennedy Capital, primarily responsible for selecting and monitoring securities within the industrials (including aerospace, defense, and machinery) sector of Kennedy Capital's universe. He joined Kennedy Capital in November 2005. Formerly, Chris has over six years of experience in various finance functions at The Boeing Company. He graduated summa cum laude with a BS in Finance and Operations Management from Washington University in St. Louis and an MBA from the UCLA Anderson School of Business.

Directors and Executive Officers

The following are directors and/or executive officers of Kennedy Capital. The address of each is 10829 Olive Boulevard, Suite 100, St. Louis, MO 63141.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Randall L. Kirkland	President, Chief Executive Officer, Chairman of the Board
Frank A. Latuda, Jr.	Vice President, Chief Investment Officer, Director
Richard H. Sinise	Executive Vice President, Chief Portfolio Manager
Donald M. Cobin	Vice President, Portfolio Manager, Director
Stephen A. Mace	Vice President, Chief Operating Officer
Richard E. Oliver	Vice President, Chief Financial Officer
Marilyn K. Lammert	Vice President, Chief Compliance Officer
Robert B. Karn III	Director
John M. Hillhouse	Director
Samuel T. DeKinder	Director
CONTROL PERSONS
Name	Relationship
Richard Henry Sinise	Owns 19.7% of Kennedy Capital
Francis Andrew Latuda, Jr.	Owns 17.5% of Kennedy Capital
Timothy Paul Hasara	Owns 11.4% of Kennedy Capital
Richard Lee Todaro	Owns 7.6% of Kennedy Capital
Richard Ernest Oliver	Owns 7.6% of Kennedy Capital
Donald M. Cobin	Owns 5.2% of Kennedy Capital
Randall Lee Kirkland	Owns 3.5% of Kennedy Capital
Stephen Alan Mace	Owns 2.1% of Kennedy Capital
Marilyn Kay Lammert	Owns 0.1% of Kennedy Capital

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Kennedy Capital.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH KENNEDY CAPITAL

On December 6, 2012, the Board, including the Independent Trustees, voted at an in-person meeting to approve the Agreement with Kennedy Capital for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Kennedy Capital, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of Kennedy Capital's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Kennedy Capital's investment staff, its use of technology, and Kennedy Capital's approach to recruiting, managing and compensating investment personnel. The Board noted that Kennedy Capital's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Kennedy Capital's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Kennedy Capital under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Kennedy Capital and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Kennedy Capital and the Fund's projected total operating expenses. The Board also considered that the Fund's maximum aggregate annual management fee rate may not exceed 1.15% and that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund. The Board also noted that Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the fund's average net assets through April 30, 2013.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the Fund's advisory agreement with Strategic Advisers. With respect to Kennedy Capital, the Board considered management's representation that it does not anticipate that the hiring of Kennedy Capital will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the Fund during its annual renewal of the Fund's advisory agreement with Strategic Advisers. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Fund through the fiscal year ended February 29, 2012.

Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions
Fred Alger & Co., Inc.	Alger Management	$ 761	2.36%
Buckingham Research Group Inc.	Systematic	$ 9	0.03%
Suntrust Capital Markets Inc.	Systematic	$ 23	0.07%

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 3,563,600 shares of the Fund issued and outstanding as of November 30, 2012.

As of November 30, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of the Fund on November 30, 2012, was as follows:

Fund Name*	Owner Name	City	State	Ownership %
Strategic Advisers Small-Mid Cap Multi-Manager Fund	FIMM LLC	Boston	MA	99.83%

* Ownership of Class F is not represented as the class had not yet commenced operations.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-835-5095 or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.953491.100 AMM-PIS-0113

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® VALUE FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Value Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Aristotle Capital Management, LLC (Aristotle), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 22, 2013 to shareholders of record as of December 31, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed Aristotle as an additional sub-adviser to the Fund and approved the Agreement with Aristotle on December 6, 2012, which took effect on December 17, 2012. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Aristotle under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract that was initially approvded by the Board, incuding a majority of the Independent Trustees, and the Fund's sole initial shareholder on March 5, 2010, and was most recently renewed by the Board on September 6, 2012.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by Strategic Advisers pursuant to the management contract, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.25% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2015. Strategic Advisers has also contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 0.70% of the Fund's average daily net assets. The addition of Aristotle as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to Aristotle, Brandywine Global Investment Management, LLC (Brandywine), Cohen & Steers Capital Management, Inc., LSV Asset Management, and Pyramis Global Advisors, LLC serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers and has not been allocated assets of the Fund as of the date of this Information Statement.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the fiscal year ended May 31, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
$ 12,314,939	0.1820%	$ 12,313,971	0.1820%

A After waiver reducing management fees of $16,919,808.

As of the date of this Information Statement, the Fund has not paid any fees to Pyramis.

SUMMARY OF AGREEMENT WITH ARISTOTLE

On December 6, 2012, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Aristotle on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Aristotle dated December 17, 2012. Pursuant to the Agreement, Aristotle has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Aristotle provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. Aristotle will vote the Fund's proxies in accordance with Aristotle's proxy voting policies as approved by the Board. Strategic Advisers has granted Aristotle authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Aristotle a monthly asset-based fee out of its Management Fee.

The Agreement with Aristotle may be terminated on sixty days' written notice to Aristotle: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Aristotle is terminable, without penalty, by Aristotle upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Aristotle will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Aristotle's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT ARISTOTLE

Aristotle is a limited liability company, majority owned by employees. The firm's main office is located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. Aristotle is not affiliated with Strategic Advisers.

Investment Process

Aristotle provides investment management services to the Fund through the firm's Value Equity strategy. Aristotle employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. Aristotle focuses on those companies that it believes have higher quality businesses that are undervalued by the market relative to what the firm believes to be their fair value. Aristotle also looks for one or more catalysts that may help the company realize that fair value.

Portfolio Manager

Howard Gleicher, CFA, Portfolio Manager

Howard Gleicher, CFA, serves as the Fund's portfolio manager. Mr. Gleicher is Chief Executive Officer and Chief Investment Officer of Aristotle. Prior to Aristotle, Mr. Gleicher was co-founder, Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (1997-2010). Mr. Gleicher's prior investment-related experience also includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and as an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Mr. Gleicher earned his Bachelor of Science and Master of Science in Electrical Engineering from Stanford University and an MBA from Harvard Business School. He is a Chartered Financial Analyst.

Directors and Executive Officers

The following are directors and/or executive officers of Aristotle. The address of each is 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Howard Gleicher, CFA	CEO & Chief Investment Officer, member of Board of Managers
Richard S. Hollander, CFA	Chairman, member of Board of Managers
Richard Schweitzer, CFA	Chief Financial Officer & Chief Compliance Officer
Steve Borowski	President
Victor F. Hawley, CFA	Senior Research Analyst
James R. Henderson, CFA	Managing Director
Geoffrey S. Stewart, CFA	International Lead Strategist, Senior Research Analyst
Sean Thorpe	International Lead Strategist, Senior Research Analyst
Mark Yancey	Managing Director, Director of Client Service and Marketing
Nancy Scarlett	Managing Director, Director of Operations
Randy Yi	Senior Vice President, Director of Trading
William A. Cram, CFA	Senior Research Analyst
Dennis Sugino	Managing Director
CONTROL PERSONS
Name	Relationship
Howard Gleicher, CFA	Owns 32% of Aristotle Capital Management, LLC
Richard S. Hollander, CFA	Owns 32% of Aristotle Capital Management, LLC indirectly through MetWest Ventures, LLC

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Aristotle.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH ARISTOTLE

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve the Agreement with Aristotle for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Aristotle, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of Aristotle's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Aristotle's investment staff, its use of technology, and Aristotle's approach to recruiting, managing and compensating investment personnel. The Board noted that Aristotle's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Aristotle's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Aristotle under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Aristotle and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Aristotle and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Fund's management fee through September 30, 2015. The Board considered that the fund's maximum aggregate annual management fee rate may not exceed 0.70% and that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the Fund's advisory agreement with Strategic Advisers. With respect to Aristotle, the Board considered management's representation that it does not anticipate that the hiring of Aristotle will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the Fund during its annual renewal of the Fund's advisory agreement with Strategic Advisers. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Fund through the fiscal year ended May 31, 2012.

Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions
SunTrust Capital Markets	Brandywine	$ 3,632	0.20%
Weeden & Co.	Brandywine	$ 2,294	0.13%
Wunderlich Securities	Brandywine	$ 20,171	1.10%

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 524,635,258 shares of the Fund issued and outstanding as of November 30, 2012.

As of November 30, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.953492.100 SUF-PIS-0113

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® VALUE MULTI-MANAGER FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-835-5095

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Value Multi-Manager Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Aristotle Capital Management, LLC (Aristotle), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 22, 2013 to shareholders of record as of December 31, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed Aristotle as an additional sub-adviser to the Fund and approved the Agreement with Aristotle on December 6, 2012, which took effect on December 17, 2012. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Aristotle under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated September 8, 2011, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by Strategic Advisers pursuant to the management contract, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.30% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any, incurred by the Fund or an acquired fund in which it invests) exceed 0.97% of its average daily net assets through July 31, 2013. Strategic Advisers has also contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 1.00% of the Fund's average daily net assets. The addition of Aristotle as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to Aristotle, Brandywine Global Investment Management, LLC (Brandywine), Cohen & Steers Capital Management, Inc., LSV Asset Management, and Pyramis Global Advisors, LLC serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers and has not been allocated assets of the Fund as of the date of this Information Statement.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the fiscal year ended May 31, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersA	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
$ 30,891	0.5282%B	$ 13,217	0.2260%B

A Fund commenced operations on November 16, 2011.

B Annualized.

As of the date of this Information Statement, the Fund has not paid any fees to Pyramis.

SUMMARY OF AGREEMENT WITH ARISTOTLE

On December 6, 2012, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Aristotle on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Aristotle dated December 17, 2012. Pursuant to the Agreement, Aristotle has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Aristotle provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. Aristotle will vote the Fund's proxies in accordance with Aristotle's proxy voting policies as approved by the Board. Strategic Advisers has granted Aristotle authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Aristotle a monthly asset-based fee out of its Management Fee.

The Agreement with Aristotle may be terminated on sixty days' written notice to Aristotle: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Aristotle is terminable, without penalty, by Aristotle upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Aristotle will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Aristotle's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT ARISTOTLE

Aristotle is a limited liability company, majority owned by employees. The firm's main office is located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. Aristotle is not affiliated with Strategic Advisers.

Investment Process

Aristotle provides investment management services to the Fund through the firm's Value Equity strategy. Aristotle employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. Aristotle focuses on those companies that it believes have higher quality businesses that are undervalued by the market relative to what the firm believes to be their fair value. Aristotle also looks for one or more catalysts that may help the company realize that fair value.

Portfolio Manager

Howard Gleicher, CFA, Portfolio Manager

Howard Gleicher, CFA, serves as the Fund's portfolio manager. Mr. Gleicher is Chief Executive Officer and Chief Investment Officer of Aristotle. Prior to Aristotle, Mr. Gleicher was co-founder, Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (1997-2010). Mr. Gleicher's prior investment-related experience also includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and as an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Mr. Gleicher earned his Bachelor of Science and Master of Science in Electrical Engineering from Stanford University and an MBA from Harvard Business School. He is a Chartered Financial Analyst.

Directors and Executive Officers

The following are directors and/or executive officers of Aristotle. The address of each is 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Howard Gleicher, CFA	CEO & Chief Investment Officer, member of Board of Managers
Richard S. Hollander, CFA	Chairman, member of Board of Managers
Richard Schweitzer, CFA	Chief Financial Officer & Chief Compliance Officer
Steve Borowski	President
Victor F. Hawley, CFA	Senior Research Analyst
James R. Henderson, CFA	Managing Director
Geoffrey S. Stewart, CFA	International Lead Strategist, Senior Research Analyst
Sean Thorpe	International Lead Strategist, Senior Research Analyst
Mark Yancey	Managing Director, Director of Client Service and Marketing
Nancy Scarlett	Managing Director, Director of Operations
Randy Yi	Senior Vice President, Director of Trading
William A. Cram, CFA	Senior Research Analyst
Dennis Sugino	Managing Director
CONTROL PERSONS
Name	Relationship
Howard Gleicher, CFA	Owns 32% of Aristotle Capital Management, LLC
Richard S. Hollander, CFA	Owns 32% of Aristotle Capital Management, LLC indirectly through MetWest Ventures, LLC

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Aristotle.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH ARISTOTLE

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve the Agreement with Aristotle for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Aristotle, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of Aristotle's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Aristotle's investment staff, its use of technology, and Aristotle's approach to recruiting, managing and compensating investment personnel. The Board noted that Aristotle's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Aristotle's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Aristotle under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Aristotle and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Aristotle and the Fund's projected total operating expenses. The Board considered that the Fund's maximum aggregate annual management fee rate may not exceed 1.00% and that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the Fund's average net assets through July 31, 2013.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the Fund's advisory agreement with Strategic Advisers. With respect to Aristotle, the Board considered management's representation that it does not anticipate that the hiring of Aristotle will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the Fund during its annual renewal of the Fund's advisory agreement with Strategic Advisers. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

The Agreement with Aristotle may be terminated on sixty days' written notice to Aristotle: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Aristotle is terminable, without penalty, by Aristotle upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Aristotle will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Fund through the fiscal year ended May 31, 2012.

Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions
Wunderlich Securities	Brandywine Global	$ 30	0.73%

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 1,063,679 shares of the Fund issued and outstanding as of November 30, 2012.

As of November 30, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of the Fund on November 30, 2012, was as follows:

Fund Name *:	Owner Name	City	State	Ownership %
Strategic Advisers Value Multi-Manager Fund	FIMM LLC	Boston	MA	95.38%

* Ownership of Class F is not represented as the class has not yet commenced operations.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-835-5095 or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.953493.100 MMV-PIS-0113